                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number:                    811-3910

Exact name of registrant as specified in charter:      Voyageur Tax Free Funds

Address of principal executive offices:                2005 Market Street
                                                       Philadelphia, PA 19103

Name and address of agent for service:                 Richelle S. Maestro, Esq.
                                                       2005 Market Street
                                                       Philadelphia, PA 19103

Registrant's telephone number, including area code:    (800) 523-1918

Date of fiscal year end:                               August 31

Date of reporting period:                              August 31, 2004

Item 1.    Reports to Stockholders

      The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free Minnesota Fund of the Registrant, information on which is included in the following shareholder reports.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)









FIXED INCOME


ANNUAL REPORT AUGUST 31, 2004
--------------------------------------------------------------------------------
                            DELAWARE TAX-FREE MINNESOTA FUND











[GRAPHIC
OMITTED] POWERED BY RESEARCH.(SM)

PORTFOLIO                               Delaware Minnesota Municipal Bond Funds
        MANAGEMENT REVIEW               September 10, 2004




FUND MANAGERS
Patrick P. Coyne
Managing Director/Head of Equity Investments

Joseph R. Baxter
Senior Vice President/Senior Portfolio Manager

Robert F. Collins
Vice President/Senior Portfolio Manager

Q: WHAT KIND OF ENVIRONMENT WAS IT FOR THE MUNICIPAL MARKETS DURING THE PAST
12 MONTHS?
A: In all, the environment for municipal bonds was surprisingly favorable considering volatile market conditions and generally negative fixed-income investor sentiment at the start of the fiscal period. In September 2003, market data indicated a rapidly strengthening economy and accelerating corporate earnings. These results prompted investor fears of rising inflation and Federal Reserve interest rate hikes. Unemployment levels trended higher than expected, however, suggesting the growing economy was not yet operating at its full potential. This enabled the Fed to maintain short-term interest rates at historically low levels throughout the period.

It was not until spring 2004, when a substantial increase in hiring activity became evident, that concern about rising rates returned. The expectation for interest rate hikes weighed on the bond markets, as did continued worries about terrorism, rising oil prices, and weakness in the U.S. dollar. The Fed eventually raised short-term rates twice during the period, first in late June and then again in August. During the final three months of the period, however, job growth trailed off unexpectedly, surprising investors who had expected faster economic growth. Against this backdrop, tax-free bonds, which had lost ground in the prior few months, made up some of their recent losses.

For the 12-month period, yields on shorter-maturity bonds rose in line with expectations for higher short-term interest rates. By contrast, yields on longer-term bonds fell, while their prices rose accordingly (bond yields and prices move in opposite directions). The difference in yield between two-year and 30-year AAA-rated municipal bonds went from 3.6% to 2.9% during the 12 months, reflecting the better relative results of longer bonds.

Strong performance from lower-rated bonds was a second evident trend for the fiscal year. As states' revenue collections have increased, their credit outlook has improved as well. Investors have become increasingly willing to invest in lower-rated investment-grade and non-rated securities to obtain a higher degree of income.

For the first eight months of 2004, national municipal issuance was down about nine percent nationwide when compared to the same period in 2003 (Source: The Bond Buyer). This decline in new supply reflected the improved financial position of states and municipalities. Greater tax collections limited the need to rely on the debt markets for funds to support needed projects. Higher interest rates also made it relatively less attractive to refinance outstanding bonds.

Q: WHAT ECONOMIC AND MUNICIPAL ENVIRONMENT DID YOU ENCOUNTER SPECIFICALLY IN MINNESOTA?
A: In the first eight months of 2004, new supply of Minnesota tax-free bonds fell by 4% compared to the previous year --slightly below the 9% national decline (Source: The Bond Buyer). As in the rest of the country, the fall-off in issuance can partly be attributed to the state's improving economic fortunes. During the first nine months of Minnesota's 2004 fiscal year, the state saw a 3.6% year-over-year rise in its revenue collections. Also, the state's unemployment rate stood at just 4.4% as of July 2004, well below the national rate of 5.5% (Source: Fiscal Studies Program, June 2004). Minnesota's improved financial position led to a number of credit-quality upgrades in the state, further supporting the performance of its lower-rated bonds.

Q: HOW DID THE FOUR FUNDS PERFORM DURING THEIR FISCAL YEAR, AND WHAT MANAGEMENT STRATEGIES DID YOU PURSUE FOR EACH?
A: Delaware Tax-Free Minnesota Fund appreciated +7.72%
(Class A shares at net asset value with distributions reinvested) for the fiscal year, outpacing both its peer group, as measured by the +6.42% return of the Lipper Minnesota Municipal Debt Funds Average, and its performance benchmark, the Lehman Brothers Municipal Bond Index, which returned +7.11% (Source: Lipper Inc.). The Fund's dividend payments during the past 12 months were exempt from federal and Minnesota state taxes.*

In part, we attribute the Fund's outperformance to strong security selection. To choose investments for the portfolio, we use a bottom-up approach, meaning we evaluate securities one-by-one and select those we believe offer the best combination of reward potential and risk. We do not, by contrast, invest according to our expectations for how interest rates may behave and, consequently, influence municipal yields.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

For this bottom-up approach, we rely on the experience of our research staff to help us identify securities that exhibit stable or improving credit trends. Our confidence in the group allowed us to invest in selected lower-rated investment-grade bonds that, in our opinion, offered attractive value. Such an approach helped the Fund's results during an environment in which lower-rated bonds were among the market's best performers.

Although trading activity in the portfolio was only moderate during the past 12 months, we established several significant new positions, especially in the healthcare sector. For example, we purchased healthcare bonds issued by the Benedictine Health System for the Duluth Economic Development Authority. Although our existing bonds from this issuer were due to be called in full, our trading staff was able to arrange a tender for these bonds and then sell our existing holdings and negotiate a favorable purchase arrangement for the new replacement securities. A second noteworthy purchase was of bonds issued by Park Nicollet Health Services which performed well for the Fund as did the healthcare sector.

Another strategy we employed was to keep a portion of the Fund's assets in securities with very short maturities. We wished to keep liquid assets on hand to take advantage of suitably structured tax-free investment opportunities whenever they became available. We also increased our exposure to municipal bonds with lower- and mid-investment-grade credit ratings. Finally, we modestly reduced the Fund's interest-rate sensitivity by selling some of our longest-duration holdings, thereby moderating volatility.

On the negative side, the Fund's allocation to Puerto Rico bonds detracted from results. During the past 12 months, Puerto Rico was one of the top-performing municipal markets in the United States. Maintaining an underweighted position in these securities hurt performance, especially during the summer of 2004 when Puerto Rico bonds did especially well.

The total return of DELAWARE TAX-FREE MINNESOTA INSURED FUND was +7.20% (Class A shares at net asset value with distributions reinvested) for the fiscal year, surpassing the Lipper Minnesota Municipal Debt Funds Average, which returned +6.42%. The Fund also outperformed the +7.11% return of its benchmark Lehman Brothers Municipal Bond Index (Source: Lipper Inc.). The Fund's dividend payments during the past 12 months were exempt from federal and Minnesota state taxes.*

The Fund's outperformance can partly be attributed to a commitment to the healthcare sector. Hospital bonds generally have been strong performers in recent years. Many issuers have improved their financial positions and strengthened their balance sheets, adding to investors' confidence in the sector. Among the healthcare bonds added to the portfolio which helped performance were those issued by Benedictine Health System for Duluth Economic Development Authority, Park Nicollet Health Services, and Fairview Health Services.

Also adding to returns was an approximately 20 percent stake in bonds with credit ratings below AAA. This included a 10 percent position in A-rated investments that we believed offered solid credit quality and added to the Fund's income stream. In an environment in which lower-rated securities generally outperformed their higher-quality counterparts, taking advantage of our ability to invest a portion of the portfolio in non-insured bonds helped performance relative to other insured municipal bond funds.

Our management strategy continued to focus on bottom-up security selection and finding securities that offered our shareholders an attractive income stream. In our opinion, focusing on bonds' income potential minimizes volatility and contributes greatly to total return.

On the negative side, the Fund's allocation to Puerto Rico bonds detracted from results. During the past 12 months, Puerto Rico was one of the top-performing municipal markets in the United States. Maintaining an underweighted position in these securities hurt performance, especially during the summer of 2004 when Puerto Rico bonds did especially well.

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND gained +6.73% (Class A shares at net asset value with distributions reinvested) for the 12 months ended August 31, 2004. This result bettered that of the Fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned +4.81%, as well as its benchmark, the Lehman Brothers Five-Year Municipal Bond Index, which returned +4.49% (Source: Lipper Inc.). The Fund's dividend payments during the past 12 months were exempt from federal and Minnesota state taxes.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

We attributed the Fund's significant outperformance to several factors. First, we continued to choose investments based on our assessment of their income potential. Our focus on bonds' income stream -- as opposed to using a "top-down" approach, choosing investments based on expectations for future moves in interest rates -- helped the Fund during a time of tremendous volatility in the municipal bond market. Second, the Fund's duration declined modestly during the period, benefiting performance when rates rose. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. Third, we added to the portfolio's exposure to tax-free bonds with lower- and mid-investment-grade credit ratings, many of which performed well as municipal investors became less risk averse during the 12-month period. Finally, we also maintained positions in very short-term securities to have liquid assets on hand to take advantage of opportunities as they became available.

Some opportunities identified were in the healthcare sector, one of the market's strongest-performing areas during the past 12 months. New bonds added included those issued by Benedictine Health System for the Duluth Economic Development Authority and by Park Nicollet Health Services. We also modestly increased our stake in selected Puerto Rico bonds, as bonds issued by U.S. territories generally are tax-exempt in all 50 states.

On the negative side, the Fund's allocation to Puerto Rico bonds detracted from results. During the past 12 months, Puerto Rico was one of the top-performing municipal markets in the United States. Maintaining an underweighted position in these securities hurt performance, especially during the summer of 2004 when Puerto Rico bonds did especially well.

Finally, we looked to reduce the Fund's longest-duration positions as a means to moderate performance volatility caused by rising interest rates.

For the 12 months ended August 31, 2004, DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND gained +8.65% (Class A shares at net asset value with distributions reinvested), thereby outperforming the +6.42% return of its peer group, the Lipper Minnesota Municipal Debt Funds Average, and the +7.11% return of its benchmark, the Lehman Brothers Municipal Bond Index (Source: Lipper Inc.). The Fund's dividend payments during the past 12 months were exempt from federal and Minnesota state taxes.*

In part, the Fund's outperformance can be attributed to our focus on bonds with strong income streams. As always, we continued to select bonds on a bottom-up basis, meaning we conducted thorough research and bought those investments we believed offered the best ratio of reward potential to risk. Our focus on yield led us to establish large positions in sectors such as multi-family housing, continuing care retirement communities, and hospitals. All three tend to generate large amounts of income, helping to offset volatility from interest rate swings. Our emphasis on income generation reduced performance volatility as interest rates fluctuated.

The Fund also benefited from the especially strong performance environment for lower-rated bonds. As the economy has improved, state and local municipal issuers have become financially stronger -- enabling investors to invest more confidently in issuers with weaker credit ratings. As high-yield bonds have gained in value, however, their yields have fallen, making it more difficult to identify attractive new investment opportunities. At those times, we occasionally found ourselves unable to identify suitable lower- and non-rated bonds with desirable structural characteristics, limiting total return potential during the period. Accordingly, we held on to those securities that continued to meet our investment criteria. We also periodically bought higher-rated bonds while awaiting future opportunities that we believed would be in our shareholders' best interests.


*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

High-yielding, non-investment-grade bonds ("junk bonds") involve higher risk than investment-grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

DELAWARE
       TAX-FREE MINNESOTA FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Minnesota Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2004          Lifetime    10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
Excluding Sales Charge             +7.75%      +5.94%       +6.07%      +7.72%
Including Sales Charge             +7.51%      +5.46%       +5.10%      +2.85%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
Excluding Sales Charge             +5.38%                  +5.27%       +6.91%
Including Sales Charge             +5.38%                  +5.03%       +2.91%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge             +5.16%      +5.17%       +5.29%      +6.90%
Including Sales Charge             +5.16%      +5.17%       +5.29%      +5.90%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund through August 31, 2004. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

DELAWARE
     TAX-FREE MINNESOTA FUND

FUND BASICS
As of August 31, 2004

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks as high a level of current income exempt from federal income tax and from Minnesota state personal income tax as is consistent with preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$373.40 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

133

--------------------------------------------------------------------------------
FUND START DATE:

February 29, 1984

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Joseph R. Baxter is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins is a graduate of Ursinus College where he earned his Bachelor of Arts degree in Economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA charterholder and a former president of the Financial Analysts of Wilmington.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DEFFX
Class B  DMOBX
Class C  DMOCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1994 through August 31, 2004


[graphic omitted]

DELAWARE TAX-FREE MINNESOTA FUND GROWTH OF $10,000 INVESTMENT CHART


                  DELAWARE TAX-FREE             LEHMAN BROTHERS
                   MINNESOTA FUND            MUNICIPAL BOND INDEX
  8/31/1994           $ 9,550                      $10,000
  8/31/1995           $10,217                      $10,886
  8/31/1996           $10,778                      $11,457
  8/31/1997           $11,773                      $12,516
  8/31/1998           $12,805                      $13,598
  8/31/1999           $12,667                      $13,673
  8/31/2000           $13,224                      $14,593
  8/31/2001           $14,417                      $16,083
  8/31/2002           $15,217                      $17,078
  8/31/2003           $15,793                      $17,614
  8/31/2004           $17,012                      $18,866

Chart assumes $10,000 invested on August 31, 1994 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                       For the period March 1, 2004 to August 31, 2004
    OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2004 to August 31, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table below assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DELAWARE TAX-FREE MINNESOTA FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                           Beginning    Ending   Annualized    Expenses
                                                            Account     Account    Expense   Paid During
                                                             Value       Value      Ratio       Period
                                                             3/1/04     8/31/04               3/1/04 to
                                                                                               8/31/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,006.20     0.91%       $4.59
Class B                                                     1,000.00    1,002.40     1.66%        8.36
Class C                                                     1,000.00    1,002.40     1.66%        8.36
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.37     0.91%       $4.63
Class B                                                     1,000.00    1,016.55     1.66%        8.45
Class C                                                     1,000.00    1,016.55     1.66%        8.45
-----------------------------------------------------------------------------------------------------------

                                       6

SECTOR ALLOCATION                                         As of August 31, 2004
      DELAWARE TAX-FREE MINNESOTA FUND

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart, which presents portfolio holdings as a percent of total net assets, and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
-------------------------------------------------------------------------
MUNICIPAL BONDS                                                91.76%
-------------------------------------------------------------------------
Airport Revenue Bonds                                           4.15%
City General Obligation Bonds                                   0.94%
Continuing Care/Retirement Revenue Bonds                        2.34%
Corporate-Backed Revenue Bonds                                  4.61%
Dedicated Tax & Fees Revenue Bonds                              1.33%
Escrowed to Maturity Bonds                                      0.35%
Higher Education Revenue Bonds                                  4.73%
Hospital Revenue Bonds                                         19.17%
Miscellaneous Revenue Bonds                                     1.73%
Multi Family Housing Revenue Bonds                             11.26%
Municipal Lease Revenue Bonds                                   2.28%
Political Subdivision General Obligation Bonds                  2.00%
Pre-Refunded Bonds                                              7.41%
Public Power Revenue Bonds                                     11.39%
School District General Obligation Bonds                        6.26%
Single Family Housing Revenue Bonds                             1.31%
State General Obligation Bonds                                  3.01%
Tax Increment/Special Assessment Bonds                          2.63%
Territorial General Obligation Bonds                            0.47%
Territorial Revenue Bonds                                       2.25%
Water & Sewer Revenue Bonds                                     2.14%
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          7.21%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.97%
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.03%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

STATEMENTS                                    DELAWARE TAX-FREE MINNESOTA FUND
     OF NET ASSETS                            August 31, 2004




                                                        Principal        Market
                                                         Amount          Value

MUNICIPAL BONDS - 91.76%
Airport Revenue Bonds - 4.15%
 Minneapolis/St. Paul Metropolitan Airports
  Commission Revenue Series A
  5.00% 1/1/22 (AMBAC)                                 $ 3,440,000   $ 3,563,324
  5.25% 1/1/16 (MBIA)                                    1,460,000     1,610,468
  5.25% 1/1/32 (FGIC)                                    5,000,000     5,191,800
 Minneapolis/St. Paul Metropolitan Airports
  Commission Revenue Series C
  5.25% 1/1/32 (FGIC)                                    2,250,000     2,336,310
  5.50% 1/1/17 (FGIC)                                    2,500,000     2,786,200
                                                                     -----------
                                                                      15,488,102
                                                                     -----------
City General Obligation Bonds - 0.94%
 Minneapolis Library 5.00% 12/1/25                       1,500,000     1,560,030
 St. Peter's Hospital Series A
  5.00% 9/1/24 (MBIA)                                    1,905,000     1,953,197
                                                                     -----------
                                                                       3,513,227
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 2.34%
 Bloomington Housing & Redevelopment
  Authority Housing Revenue
  (Senior Summerhouse Bloomington
  Project, Presbyterian Homes
  Housing & Assisted Living, Inc.)
  6.125% 5/1/35                                          3,420,000     3,420,752
 Minnesota Agriculture & Economic
  Development Board Revenue
  (Benedictine Health Systems)
  5.75% 2/1/29                                           1,895,000     1,849,975
 Rochester Multifamily Revenue
  (Wedum Shorewood Campus Project)
  6.60% 6/1/36                                           3,490,000     3,461,103
                                                                     -----------
                                                                       8,731,830
                                                                     -----------
Corporate-Backed Revenue Bonds - 4.61%
 Cloquet Pollution Control Revenue
  (Potlatch Corp. Project) 5.90% 10/1/26                 6,500,000     6,490,835
 International Falls Pollution Control
  Revenue (Boise Cascade Corp. Project)
  6.85% 12/1/29 (AMT)                                      500,000       508,625
 Sartell Environmental Improvement
  Revenue (International Paper) Series A
  5.20% 6/1/27                                           5,465,000     5,322,364
 Seaway Port Authority of Duluth Industrial
  Development Dock & Wharf Revenues
  (Cargill, Inc. Project) Series E
  6.125% 11/1/14                                         4,500,000     4,875,570
                                                                     -----------
                                                                      17,197,394
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 1.33%
 #Minneapolis Community Development
  Agency Tax Increment Revenue
  6.67% 9/1/09 (MBIA)                                    5,750,000     4,948,968
                                                                     -----------
                                                                       4,948,968
                                                                     -----------
Escrowed to Maturity Bonds - 0.35%
 Southern Minnesota Municipal Power
  Agency Supply System Revenue Series B
  5.50% 1/1/15 (AMBAC)                                     990,000     1,018,067
 Western Minnesota Municipal Power
  Agency Supply Revenue Series A
  9.75% 1/1/16 (MBIA)                                      185,000       282,848
                                                                     -----------
                                                                       1,300,915
                                                                     -----------

                                                        Principal        Market
                                                         Amount          Value
MUNICIPAL BONDS (continued)
Higher Education Revenue Bonds - 4.73%
 Minnesota State Higher Education Facilities
  Authority Revenue
  (College of St. Benedict) Series 4-G
  6.20% 3/1/16                                          $1,000,000   $ 1,026,450
  (Hamline University) Series 4-I
  6.00% 10/1/12                                          1,250,000     1,315,700
  (Hamline University) Series 4-I
  6.00% 10/1/16                                          1,790,000     1,861,904
  (St. Catherine College) Series 5-N1
  5.25% 10/1/22                                          1,500,000     1,555,395
  (University of Minnesota) Series A
  5.50% 7/1/21                                           2,000,000     2,318,000
+University of Minnesota, Inverse Floater
  ROLs Series II-R-29
  9.544% 7/1/21                                          5,250,000     6,919,500
  10.052% 7/1/18                                         1,920,000     2,657,818
                                                                      ----------
                                                                      17,654,767
                                                                      ----------
Hospital Revenue Bonds - 19.17%
 Bemidji Hospital Facilities Revenue
  (North County Health Services)
  5.00% 9/1/24 (RADIAN)                                    740,000       760,121
  6.05% 9/1/16                                             600,000       612,738
  6.05% 9/1/24                                           1,825,000     1,852,156
 Duluth Economic Development Authority
  Health Care Facilities Revenue
  Benedictine Health System
  (St. Mary's Hospital) 5.25% 2/15/33                   13,500,000    13,450,184
 Maplewood Healthcare Facility Revenue
  (Health East Project) 5.95% 11/15/06                   2,200,000     2,201,870
 Marshall Medical Center Gross Revenue
  (Weiner Memorial Medical Center
  Project) 6.00% 11/1/28                                 1,000,000     1,004,960
 Minneapolis Health Care System
  Revenue Series A
  (Allina Health System)
  5.75% 11/15/32                                         9,500,000     9,892,825
  (Fairview Health Services)
  5.625% 5/15/32                                        11,025,000    11,481,765
 Minnesota Agricultural & Economic
  Development Board Revenue
  (Fairview Hospital)
  Series A 6.375% 11/15/29                                 500,000       541,175
 Rochester Health Care Facilities Revenue
  (Mayo Foundation) Series B
  5.50% 11/15/27                                           700,000       741,230
+Rochester Health Care Facilities Revenue
  (Mayo Foundation), Inverse Floater ROLs
  Series II-R-28-A 9.544% 11/15/27                       2,100,000     2,347,380
  Series II-R-28-B 9.544% 11/15/27                       8,375,000     9,361,575
 St. Louis Park Health Care Facilities Revenue
  (Park Nicollet Health Services)
  Series B 5.25% 7/1/30                                  9,420,000     9,520,229
 St. Paul Housing & Redevelopment
  Authority Hospital Revenue
  (Health East Project) Series A
  5.70% 11/1/15                                          1,300,000     1,304,667
  6.625% 11/1/17                                         5,540,000     5,602,547

STATEMENTS                                     DELAWARE TAX-FREE MINNESOTA FUND
    OF NET ASSETS (CONTINUED)



                                                        Principal        Market
                                                         Amount          Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
 Washington County Housing &
  Redevelopment Authority Hospital
  Facilities Revenue (Health East Project)
  5.50% 11/15/27                                     $ 1,000,000     $   924,300
                                                                     -----------
                                                                      71,599,722
                                                                     -----------
Miscellaneous Revenue Bonds - 1.73%
 Minneapolis Community Development
  Agency Supported Development
  Revenue Limited Tax
  (Common Bond Fund) Series 2A
  7.125% 12/1/05                                         230,000         232,935
 Minnesota Public Facilities Authority
  Water Pollution Control Revenue
  Series A 5.00% 3/1/20                                3,000,000       3,179,460
 St. Cloud Commercial Development Revenue
  (Northwest Center Association Project)
  7.50% 8/1/12                                         3,093,971       3,053,718
                                                                     -----------
                                                                       6,466,113
                                                                     -----------
Multi Family Housing Revenue Bonds - 11.26%
 Austin Housing & Redevelopment
  Authority Housing Gross Revenue
  (Courtyard Residence Project) Series A
  7.25% 1/1/26                                           500,000         518,090
 Brooklyn Center Multifamily Housing
  Revenue
  (Ponds Family Housing Project-Section 8)
  5.90% 1/1/20                                         1,250,000       1,260,150
  (Shingle Creek) 5.40% 5/20/43 (AMT)                  1,000,000       1,022,620
 Carver County Housing & Redevelopment
  Authority Multifamily Revenue
  (Lake Grace Apartments Project)
  Series A 6.00% 7/1/28                                1,435,000       1,452,536
 Dakota County Housing & Redevelopment
  Authority Multifamily Housing Revenue
  (Affordable Housing View Pointe Project)
  6.125% 11/1/17                                       2,475,000       2,293,385
 Eden Prairie Multifamily Housing Revenue
  (Tanager Creek) Series A
  8.05% 6/20/31 (GNMA)                                 7,605,000       8,098,716
 Hopkins Multifamily Housing Revenue
  (Hopkins Renaissance Project-Section 8)
  6.375% 4/1/20                                        1,000,000       1,051,610
 Hutchinson Multifamily Housing Revenue
  (Evergreen Apartments Project-Section 8)
  5.75% 11/1/28                                          965,000         869,176
 Little Canada Multifamily Housing Revenue
  (Housing Alternative Development Co.
  Project) Series A
  6.10% 12/1/17                                        1,370,000       1,374,439
  6.25% 12/1/27                                        2,900,000       2,887,327
 Minneapolis Multifamily Housing Revenue
  (Grant Street Apartments Project)
  Series A 7.25% 11/1/29                                 750,000         717,000
  (Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                 4,000,000       4,072,199
 (Sumner Field) Series A (GNMA) (AMT)
  5.50% 11/20/26                                       1,045,000       1,086,560
  (Trinity Apartments-Section 8)
  Series A 6.75% 5/1/21                                1,885,000       1,812,880

                                                       Principal       Market
                                                        Amount         Value
MUNICIPAL BONDS (continued)
Multi Family Housing Revenue Bonds (continued)
 Park Rapids Multifamily Revenue
  (The Court Apartments Project-
  Section 8) 6.30% 2/1/20                               $ 2,960,000  $ 2,725,716
 St. Cloud Housing & Redevelopment
  Authority Revenue
  (Sterling Heights Apartments Project)
  7.55% 4/1/39 (AMT)                                      1,000,000      978,890
 St. Louis Park Multifamily Housing Revenue
  (Knollwood Apartments Project)
  6.25% 12/1/28 (FHA)                                     3,855,000    3,978,630
 Stillwater Multifamily Housing Revenue
  (Stillwater Cottages Project) Series A
  7.00% 11/1/27                                           1,000,000      964,950
 Wadena Housing & Redevelopment
  Authority Multifamily Housing Revenue
  (Humphrey Manor East Project)
  6.00% 2/1/19                                            2,045,000    2,045,327
 Washington County Housing &
  Redevelopment Authority Governmental
  Revenue (Briar Pond) Series C
  7.25% 8/20/34 (GNMA)                                      975,000      908,271
 Wells Housing & Redevelopment
  Authority Housing Revenue
  (Broadway Apartments Project)
  7.00% 1/1/19                                              885,000      902,700
 Willmar Housing & Redevelopment
  Authority Multifamily Housing Revenue
  (Highland Apartments-Section 8)
  5.85% 6/1/19                                            1,030,000    1,029,392
                                                                     -----------
                                                                      42,050,564
                                                                     -----------
Municipal Lease Revenue Bonds - 2.28%
 St. Paul Port Authority Lease Revenue
  (Cedar Street Office Building Project)
  5.00% 12/1/22                                           2,500,000    2,621,200
  5.125% 12/1/27                                          1,000,000    1,036,980
  (Robert Street Office Building Project)
  4.75% 12/1/23                                           2,000,000    2,027,540
  5.00% 12/1/27                                           2,000,000    2,050,180
  (Robert Street Office Building Project)
  Series 9 5.25% 12/1/27                                    725,000      761,721
                                                                     -----------
                                                                       8,497,621
                                                                     -----------
Political Subdivision General Obligation Bonds - 2.00%
 Dakota County Capital Improvement
  Series A 4.75% 2/1/26                                   1,000,000    1,010,710
 Hennepin County Regional Railroad Authority
  5.00% 12/1/31                                           4,030,000    4,095,608
 Metropolitan Council Waste Water
  Treatment Series B 5.00% 12/1/21                        1,200,000    1,284,900
 Ramsey County State Aid Series C
  5.00% 2/1/28                                            1,060,000    1,093,825
                                                                     -----------
                                                                       7,485,043
                                                                     -----------

STATEMENTS                                     DELAWARE TAX-FREE MINNESOTA FUND
    OF NET ASSETS (CONTINUED)



                                                        Principal        Market
                                                         Amount          Value
MUNICIPAL BONDS (continued)
*Pre-Refunded Bonds - 7.41%
 Beltrami County Housing &
  Redevelopment Authority Revenue
  6.20% 2/1/14-05                                      $1,010,000    $ 1,029,594
 Bloomington Tax Increment Bonds
  9.75% 2/1/08-05                                         500,000        517,240
 Kenyon Wanamingo Independent
  School District #2172
  6.00% 2/1/18-05 (MBIA)                                2,350,000      2,393,499
 Minnesota Public Facilities Authority
  Water Pollution Control Revenue
  Series A 6.25% 3/1/16-05                              4,400,000      4,507,008
 North St. Paul Maplewood Independent
  School District #622 Series A
  7.10% 2/1/25-05 (FSA)                                10,000,000     10,237,700
 Puerto Rico Commonwealth
  Public Improvement
  5.125% 7/1/30-11 (FSA)                                  615,000        692,545
  Series A 5.125% 7/1/31-11                               675,000        758,788
 Puerto Rico Electric Power Authority
  Power Revenue Series X
  5.50% 7/1/25-05                                       3,080,000      3,185,890
 Puerto Rico Public Buildings Government
  Facilities Revenue Series D
  5.25% 7/1/36-12                                       2,930,000      3,324,671
 Southern Minnesota Municipal Power
  Agency Supply System Revenue
  Series A 5.75% 1/1/18-16 (MBIA)                       1,000,000      1,030,400
                                                                      ----------
                                                                      27,677,335
                                                                      ----------
Public Power Revenue Bonds - 11.39%
 Chaska Electric Revenue Series A
  6.00% 10/1/25                                         1,000,000      1,066,140
 Minnesota State Municipal Power Agency
  Series A 5.125% 10/1/29                               3,000,000      3,043,530
 Northern Minnesota Municipal Power
  Agency Electric System Revenue
  #Series A 5.85% 1/1/09 (AMBAC)                        3,815,000      3,358,917
  Series B 4.75% 1/1/20 (AMBAC)                         2,500,000      2,573,750
 Rochester Electric Utilities Revenue
  5.25% 12/1/30                                         4,915,000      5,060,925
 Shakopee Public Utilities Commission
  Public Utilities Revenue
  5.125% 2/1/26 (MBIA)                                  1,000,000      1,022,650
 Southern Minnesota Municipal Power
  Agency Supply System Revenue Series A
  5.00% 1/1/12 (AMBAC)                                  1,705,000      1,899,984
  5.00% 1/1/13 (MBIA)                                   5,820,000      6,474,924
  5.25% 1/1/15 (AMBAC)                                  3,410,000      3,874,408
  5.25% 1/1/16 (AMBAC)                                  1,000,000      1,136,910
+Southern Minnesota Municipal Power
  Agency Supply System Revenue,
  Inverse Floater ROLs
  Series II-R-189 9.058% 1/1/14 (AMBAC)                 2,000,000      2,517,360
  Series II-R-189-A 9.058% 1/1/15                       2,950,000      3,753,551
  Series II-R 189-4 5.066% 1/1/12                       2,500,000      2,785,925
  Series II-R-189-B 5.32% 1/1/16 (AMBAC)                3,500,000      3,979,220
                                                                      ----------
                                                                      42,548,194
                                                                      ----------

                                                        Principal        Market
                                                         Amount          Value
MUNICIPAL BONDS (continued)
School District General Obligation Bonds - 6.26%
 Bloomington Independent School
  District #271 Series B 5.00% 2/1/17                   $5,300,000   $ 5,706,616
#Farmington Independent School
  District #192 Capital Appreciation
  Series B
  5.42% 2/1/20 (FSA)                                     1,650,000       753,984
  5.34% 2/1/21 (FSA)                                     1,500,000       645,195
#Lakeville Independent School District #194
  Capital Appreciation Series B
  5.45% 2/1/19 (FSA)                                     8,000,000     3,952,960
#Mahtomedi Independent School
  District #832 Capital Appreciation
  Series B 5.90% 2/1/14 (MBIA)                           1,540,000     1,056,686
+Rockford Independent School
  District #883, Inverse Floater ROLs
  Series II-R-30-A 9.798% 2/1/23 (FSA)                   3,510,000     4,256,366
#Rosemont Independent School
  District #196 Capital Appreciation
  Series B
  5.93% 4/1/11 (FSA)                                     2,600,000     2,060,760
  5.96% 4/1/12 (FSA)                                     1,850,000     1,395,566
  6.01% 4/1/13 (FSA)                                     1,915,000     1,372,098
#Sartell Independent School
  District #748 Capital Appreciation
  Series B
  5.98% 2/1/13 (MBIA)                                      540,000       386,062
  6.10% 2/1/15 (MBIA)                                    1,075,000       695,450
  6.15% 2/1/16 (MBIA)                                    1,750,000     1,076,093
                                                                      ----------
                                                                      23,357,836
                                                                      ----------
Single Family Housing Revenue Bonds - 1.31%
 Minnesota State Housing Finance
  Agency Single Family Mortgage
  Series A 5.30% 7/1/19                                    770,000       817,471
  Series B 5.35% 1/1/33 (AMT)                            2,990,000     3,041,607
  Series J 5.90% 7/1/28 (AMT)                              760,000       787,048
 St. Louis Park Residential
  Mortgage Revenue Series A
  7.25% 4/20/23 (GNMA)                                     128,000       128,081
St. Paul Housing & Redevelopment
  Authority Single Family Mortgage
  Revenue Series C
  6.90% 12/1/21 (FNMA)                                     125,000       125,069
                                                                      ----------
                                                                       4,899,276
                                                                      ----------
State General Obligation Bonds - 3.01%
 Minnesota State
  5.00% 11/1/20 (FSA)                                    8,175,000     8,678,907
  5.00% 8/1/21                                           2,400,000     2,559,048
                                                                      ----------
                                                                      11,237,955
                                                                      ----------

STATEMENTS                                     DELAWARE TAX-FREE MINNESOTA FUND
     OF NET ASSETS (CONTINUED)

                                                        Principal        Market
                                                         Amount          Value
MUNICIPAL BONDS (continued)
Tax Increment/Special Assessment Bonds - 2.63%
 Minneapolis Tax Increment Revenue
  (St. Anthony Falls Project)
  5.75% 3/1/27                                       $  1,000,000   $    977,170
 Minneapolis Tax Increment Revenue
  Series E 5.00% 3/1/13                                 6,265,000      6,814,127
 Rochester Tax Increment 6.50% 12/1/04                  1,000,000      1,012,940
 St. Paul Housing & Redevelopment
  Authority Tax Increment
  (Upper Landing Project)
  Series A 6.80% 3/1/29                                 1,000,000      1,006,420
                                                                    ------------
                                                                       9,810,657
                                                                    ------------
Territorial General Obligation Bonds - 0.47%
 Puerto Rico Commonwealth Public
  Improvement Series A
  5.50% 7/1/19 (MBIA)                                   1,500,000      1,758,105
                                                                    ------------
                                                                       1,758,105
                                                                    ------------
Territorial Revenue Bonds - 2.25%
 Puerto Rico Commonwealth Public
  Improvement Series A
  5.125% 7/1/30 (FSA)                                     385,000        398,059
  5.125% 7/1/31                                         1,325,000      1,347,432
 Puerto Rico Electric Power Authority
  Series OO 5.00% 7/1/13 (CIFG)                         5,000,000      5,563,400
 Puerto Rico Public Buildings Authority
  Guaranteed Government Facilities
  Revenue Series D 5.25% 7/1/36                         1,070,000      1,099,297
                                                                    ------------
                                                                       8,408,188
                                                                    ------------
Water & Sewer Revenue Bonds - 2.14%
 Minnesota Public Facilities Authority Water
  Pollution Control Revenue Series B
  4.75% 3/1/19                                          2,000,000      2,091,900
+Minnesota Public Facilities Authority Water
  Pollution Control Revenue, Inverse
  Floater ROLs Series II-R-31
  9.036% 3/1/14                                         5,000,000      5,916,350
                                                                    ------------
                                                                       8,008,250
                                                                    ------------
TOTAL MUNICIPAL BONDS (cost $325,419,069)                            342,640,062
                                                                    ------------

                                                   Number of/Principal
                                                     Shares /Amount
SHORT-TERM INVESTMENTS - 7.21%
Money Market -- 1.92%
 Federated Minnesota Municipal Cash Trust                7,172,351     7,172,351
                                                                     -----------
                                                                       7,172,351
                                                                     -----------
**Variable Rate Demand Notes - 5.29%
 Eagan Revenue Anticipation Notes
  1.37% 5/30/12                                        $1,000,000      1,000,000
 Minneapolis Library
  1.17% 12/1/18 (SPA, Dexia Credit Local)               3,100,000      3,100,000
  1.17% 12/1/32 (SPA, Dexia Credit Local)               8,000,000      8,000,000
 Minnesota State Higher Education Facilities
  (Carlton College) 1.17% 11/1/29                       5,100,000      5,100,000
 Minnesota State Higher Education Facilities
  1.36% 7/1/22 (SPA, Dexia Credit Local)                2,550,000      2,550,000
                                                                     -----------
                                                                      19,750,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $26,922,351)                                                  26,922,351
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES - 98.97%
  (cost $352,341,420)                                              $369,562,413
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 1.03%                                               3,836,698
                                                                    -----------
NET ASSETS APPLICABLE TO 29,589,485 SHARES
 OUTSTANDING - 100.00%                                             $373,399,111
                                                                    -----------

Net Asset Value - Delaware Tax-Free Minnesota Fund
  Class A ($348,000,236 / 27,579,452 Shares)                             $12.62
                                                                    -----------
Net Asset Value - Delaware Tax-Free Minnesota Fund
  Class B ($14,588,260 / 1,155,243 Shares)                               $12.63
                                                                    -----------
Net Asset Value - Delaware Tax-Free Minnesota Fund
  Class C ($10,810,615 / 854,789 Shares)                                 $12.65
                                                                    -----------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2004++:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $351,257,946
Distributions in excess of net investment income                        (22,418)
Accumulated net realized gain on investments                          4,942,590
Net unrealized appreciation of investments                           17,220,993
                                                                    -----------
Total net assets                                                   $373,399,111
                                                                    -----------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. **The interest rate shown is the rate as of August 31, 2004.

+ An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2004.

# Zero Coupon Bond. The interest rate shown is the yield at the time of purchase.

++ See Note 4 in "Notes to Financial Statements" for details of reclassification of components of net assets.

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - Insured by CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance ROLs - Residual Option Longs SPA - Stand-by Purchase Agreement

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
DELAWARE TAX-FREE MINNESOTA FUND
Net asset value Class A (A)                                              $12.62
Sales charge (4.50% of offering price, or 4.68% of
 amount invested per share) (B)                                            0.59
                                                                       --------
Offering price                                                           $13.21
                                                                       --------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                              DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
        OF OPERATIONS                   Year Ended August 31, 2004


                                                                Delaware
                                                                Tax-Free
                                                             Minnesota Fund
INVESTMENT INCOME:
 Interest                                                      $21,011,936
                                                               -----------

Expenses:
 Management fees                                                 2,051,409
 Dividend disbursing and transfer agent fees and expenses          226,159
 Distribution expenses -- Class A                                  868,633
 Distribution expenses -- Class B                                  155,468
 Distribution expenses -- Class C                                  105,495
 Accounting and administration expenses                            139,398
 Registration fees                                                  52,000
 Reports and statements to shareholders                             22,908
 Legal and professional fees                                        53,145
 Custodian fees                                                     19,843
 Trustees' fees                                                     17,100
 Other                                                              14,829
                                                               -----------
                                                                 3,726,387
 Less expenses absorbed or waived                                       --
 Less waived distribution expenses -- Class A                           --
 Less expenses paid indirectly                                      (4,495)
                                                               -----------
 Total expenses                                                  3,721,892
                                                               -----------
NET INVESTMENT INCOME                                           17,290,044
                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                         5,046,477
 Net change in unrealized appreciation/depreciation
  of investments                                                 4,850,725
                                                               -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  9,897,202
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $27,187,246
                                                               -----------



See accompanying notes

STATEMENTS                              DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
    OF CHANGES IN NET ASSETS

                                                              Delaware Tax-Free
                                                               Minnesota Fund
                                                                 Year Ended
                                                         8/31/04             8/31/03

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                 $  17,290,044         $  18,376,638
 Net realized gain on investments                          5,046,477             4,703,590
 Net change in unrealized appreciation/depreciation
  of investments                                           4,850,725            (9,247,345)
                                                       -------------         -------------
Net increase in net assets resulting from operations      27,187,246            13,832,883
                                                       -------------         -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A                                                (16,553,657)          (17,359,077)
  Class B                                                   (624,474)             (721,989)
  Class C                                                   (422,143)             (387,137)

 Net realized gain on investments:
  Class A                                                 (4,548,007)             (252,735)
  Class B                                                   (220,980)              (12,269)
  Class C                                                   (133,256)               (5,766)
                                                       -------------         -------------
                                                         (22,502,517)          (18,738,973)
                                                       -------------         -------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  Class A                                                 26,453,454            20,342,994
  Class B                                                  1,295,770             2,106,724
  Class C                                                  1,853,246             3,551,273

 Net asset value of shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                 13,786,349            10,937,095
  Class B                                                    583,309               495,977
  Class C                                                    429,799               299,072
                                                       -------------         -------------
                                                          44,401,927            37,733,135
                                                       -------------         -------------
 Cost of shares repurchased:
  Class A                                                (36,602,634)          (43,234,963)
  Class B                                                 (3,906,516)           (3,026,712)
  Class C                                                 (1,762,841)           (1,226,713)
                                                       -------------         -------------
                                                         (42,271,991)          (47,488,388)
                                                       -------------         -------------
Increase (decrease) in net assets derived from
 capital share transactions                                2,129,936            (9,755,253)
                                                       -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                      6,814,665           (14,661,343)

NET ASSETS:
 Beginning of year                                       366,584,446           381,245,789
                                                       -------------         -------------
 End of year                                           $ 373,399,111         $ 366,584,446
                                                       -------------         -------------
Distributions in excess of net investment income            ($22,418)             ($22,418)



See accompanying notes

FINANCIAL
    HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Minnesota Fund Class A
                                                                                     Year Ended
                                                              8/31/04     8/31/03     8/31/02(1)   8/31/01     8/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                          $12.450     $12.610      $12.570     $12.120      $12.230

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.590       0.622        0.634       0.615        0.617
Net realized and unrealized gain (loss) on investments          0.348      (0.148)       0.037       0.450       (0.110)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                0.938       0.474        0.671       1.065        0.507
                                                             --------    --------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.600)     (0.625)      (0.631)     (0.615)      (0.617)
Net realized gain on investments                               (0.168)     (0.009)          --          --           --
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                              (0.768)     (0.634)      (0.631)     (0.615)      (0.617)
                                                             --------    --------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $12.620     $12.450      $12.610     $12.570      $12.120
                                                             ========    ========      =======     =======      =======

TOTAL RETURN(2)                                                 7.72%       3.80%        5.54%       9.02%        4.39%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $348,000    $340,029     $356,522    $363,033     $355,573
Ratio of expenses to average net assets                         0.94%       0.97%        0.98%       1.00%        1.01%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             0.94%       0.97%        0.98%       1.00%        1.06%
Ratio of net investment income to average net assets            4.68%       4.90%        5.11%       5.00%        5.20%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                                4.68%       4.90%        5.11%       5.00%        5.15%
Portfolio turnover                                                25%         27%          13%         10%          35%


(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
    HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Minnesota Fund Class B
                                                                                     Year Ended
                                                              8/31/04     8/31/03     8/31/02(1)   8/31/01     8/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                          $12.460     $12.620      $12.580     $12.120      $12.240

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.496       0.529        0.540       0.523        0.525
Net realized and unrealized gain (loss) on investments          0.348      (0.150)       0.037       0.460       (0.120)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                0.844       0.379        0.577       0.983        0.405
                                                             --------    --------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.506)     (0.530)      (0.537)     (0.523)      (0.525)
Net realized gain on investments                               (0.168)     (0.009)          --          --           --
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                              (0.674)     (0.539)      (0.537)     (0.523)      (0.525)
                                                             --------    --------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $12.630     $12.460      $12.620     $12.580      $12.120
                                                             ========    ========      =======     =======      =======

TOTAL RETURN(2)                                                 6.91%       3.02%        4.75%       8.29%        3.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $14,588     $16,394      $17,043     $15,927      $13,412
Ratio of expenses to average net assets                         1.69%       1.72%        1.73%       1.75%        1.76%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             1.69%       1.72%        1.73%       1.75%        1.81%
Ratio of net investment income to average net assets            3.93%       4.15%        4.36%       4.25%        4.45%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.93%       4.15%        4.36%       4.25%        4.40%
Portfolio turnover                                                25%         27%          13%         10%          35%


(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Delaware Tax-Free Minnesota Fund Class C
                                                                                      Year Ended
                                                              8/31/04     8/31/03     8/31/02(1)   8/31/01     8/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                          $12.480     $12.640      $12.590     $12.140      $12.250

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.495       0.529        0.540       0.523        0.527
Net realized and unrealized gain (loss) on investments          0.348      (0.151)       0.047       0.450       (0.110)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                0.843       0.378        0.587       0.973        0.417
                                                             --------    --------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.505)     (0.529)      (0.537)     (0.523)      (0.527)
Net realized gain on investments                               (0.168)     (0.009)          --          --           --
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                              (0.673)     (0.538)      (0.537)     (0.523)      (0.527)
                                                             --------    --------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $12.650     $12.480      $12.640     $12.590      $12.140
                                                             ========    ========      =======     =======      =======

TOTAL RETURN(2)                                                 6.90%       3.01%        4.82%       8.20%        3.60%

ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,811     $10,161       $7,682      $6,042       $6,156
Ratio of expenses to average net assets                         1.69%       1.72%        1.73%       1.75%        1.76%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             1.69%       1.72%        1.73%       1.75%        1.81%
Ratio of net investment income to average net assets            3.93%       4.15%        4.36%       4.25%        4.45%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.93%       4.15%        4.36%       4.25%        4.40%
Portfolio turnover                                                25%         27%          13%         10%          35%


(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                   DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
  TO FINANCIAL STATEMENTS               August 31, 2004

Voyageur Mutual Funds (a "Trust") is organized as a Delaware statutory trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds (a "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Tax Free Funds (a "Trust") is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds (a "Trust") is organized as a Delaware statutory trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and with a front-end sales charge of up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and approximately five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and from the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Funds were paid through commission arrangements with brokers. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2004 were as follows:

                                                     Delaware Tax-Free
                                                      Minnesota Fund
                                                     -----------------
Commission reimbursements                                  $2,978
Earnings credits                                            1,517

NOTES                                   DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
    TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                         Delaware Tax-Free
                                                          Minnesota Fund
                                                         ------------------
On the first $500 million                                       0.550%
On the next $500 million                                        0.500%
On the next $1.5 billion                                        0.450%
In excess of $2.5 billion                                       0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                       Delaware Tax-Free
                                                         Minnesota Fund
                                                       -----------------
The operating expense limitation
 as a percentage of average daily
 net assets (per annum)                                       0.75%
Expiration date                                             10/31/04
Effective November 1, 2004 the
 operating expense limitation as
 a percentage of average daily
 net assets (per annum)                                       0.69%
Expiration date                                             10/31/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares for all Funds. DDLP has contracted to waive distribution fees through October 31, 2005 in order to prevent distribution fees of Class A shares from exceeding 0.15% of average daily net assets for the Delaware Tax-Free Minnesota Intermediate Fund.

At August 31, 2004, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                     Delaware Tax-Free
                                                      Minnesota Fund
                                                     -----------------
Investment management
 fee payable to DMC                                        $27,894
Dividend disbursing,
 transfer agent fees,
 accounting and administration fees
 and expenses payable to DSC                                27,929
Other expenses payable to
 DMC and affiliates*                                         6,916
Receivable from DMC under
 expense limitation agreement                                   --

* DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including in-house legal services provided to each Fund by DMC employees. For the year ended August 31, 2004, each Fund had costs as follows:

                                                Delaware Tax-Free
                                                 Minnesota Fund
                                                -----------------
                                                    $18,345

For the year ended August 31, 2004, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                 Delaware Tax-Free
                                                  Minnesota Fund
                                                 -----------------
                                                      $67,149

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2004, the Funds made purchases and sales of investment securities as follows:

                                                Delaware Tax-Free
                                                  Minnesota Fund
                                                -----------------
Purchases other than
short-term investments                              $90,873,527
Sales other than
short-term investments                              119,489,357

At August 31, 2004, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                 Delaware Tax-Free
                                                   Minnesota Fund
                                                 -----------------
Cost of investments                                  $352,079,530
                                                    -------------
Aggregate unrealized appreciation                   $  18,769,257
Aggregate unrealized depreciation                      (1,286,374)
                                                    =============
Net unrealized appreciation                         $  17,482,883
                                                    =============

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended August 31, 2004 and 2003 was as follows:

                                                 Delaware Tax-Free
                                                   Minnesota Fund
                                                 ------------------
YEAR ENDED 8/31/04
------------------
Tax-exempt income                                     $17,303,423
Ordinary Income                                           326,031
Long-term capital gain                                  4,873,063
                                                    -------------
Total                                                 $22,502,517
                                                    =============
YEAR ENDED 8/31/03
------------------
Tax-exempt income                                     $18,468,203
Long-term capital gain                                    270,770
                                                    -------------
Total                                                 $18,738,973
                                                    =============

NOTES                                   DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)



4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
As of August 31, 2004, the components of net assets on a tax basis were as follows:

                                                  Delaware Tax-Free
                                                   Minnesota Fund
                                                 -------------------
Shares of beneficial interest                        $351,257,946
Undistributed tax-exempt income                           147,934
Undistributed long-term capital gain                    4,510,348
Capital loss carryforwards                                     --
Unrealized appreciation of investments                 17,482,883
                                                    -------------
Net assets                                           $373,399,111
                                                    =============

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended August 31, 2004, the following permanent reclassifications were recorded. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

                                                   Delaware Tax-Free
                                                     Minnesota Fund
                                                   ------------------
Undistributed (accumulated) net
investment income (loss)                                 $310,230
Accumulated realized gain (loss)                         (310,230)
Paid-in capital                                                --

NOTES                                    DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
    TO FINANCIAL STATEMENTS (CONTINUED)



5. CAPITAL SHARES
Transactions in capital shares were as follows:
                                                         Delaware Tax-Free
                                                           Minnesota Fund
                                                       ----------------------
                                                             Year Ended
                                                          8/31/04     8/31/03
Shares sold:
 Class A                                                 2,097,640   1,598,089
 Class B                                                   103,001     165,696
 Class C                                                   146,758     279,810

Shares issued upon reinvestment of
 dividends and distributions:
 Class A                                                 1,095,629     865,142
 Class B                                                    46,297      39,201
 Class C                                                    34,090      23,598
                                                       -----------  ----------
                                                         3,523,415   2,971,536
                                                       -----------  ----------
Shares repurchased:
 Class A                                                (2,924,388) (3,414,536)
 Class B                                                  (309,880)   (239,163)
 Class C                                                  (140,433)    (96,819)
                                                       -----------  ----------
                                                        (3,374,701) (3,750,518)
                                                       -----------  ----------
Net increase (decrease)                                    148,714    (778,982)
                                                       ===========  ==========

For the years ended August 31, 2004 and August 31, 2003, the following shares and values were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                 Year Ended                              Year Ended
                                                   8/31/04                                 8/31/03
                                      ---------------------------------       ---------------------------------
                                      Class B      Class A                    Class B      Class A
                                      shares        shares      Amount         shares       shares       Amount
                                      --------     --------    --------       --------     --------     --------
Delaware Tax-Free Minnesota Fund      129,441      129,542    $1,644,607       33,800       33,825      $439,727


NOTES                                   DELAWARE MINNESOTA MUNICIPAL BOND FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2004 or at any time during the year.

7. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statement of Net Assets.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2004, each Fund designates distributions paid during the year as follows:

                                                    (A)              (B)
                                                 Long-Term        Ordinary          (C)            (D)
                                               Capital Gains       Income        Tax Exempt       Total
                                               Distributions   Distributions   Distributions  Distributions
                                                (Tax Basis)     (Tax Basis)     (Tax Basis)    (Tax Basis)
                                               -------------   --------------  -------------  --------------
Delaware Tax-Free Minnesota Fund                     22%             1%             77%            100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Voyageur Tax Free Funds - Delaware Tax-Free Minnesota Fund

Voyageur Insured Funds - Delaware Tax-Free Minnesota Insured Fund

Voyageur Intermediate Tax Free Funds - Delaware Tax-Free Minnesota Intermediate Fund

Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Voyageur Tax Free Funds (comprised of Delaware Tax-Free Minnesota Fund), Delaware Tax-Free Minnesota Insured Fund (one of the series constituting Voyageur Insured Funds), Voyageur Intermediate Tax Free Funds (comprised of Delaware Tax-Free Minnesota Intermediate Fund) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Minnesota Fund of Voyageur Tax Free Funds, the Delaware Tax-Free Minnesota Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free Minnesota Intermediate Fund of Voyageur Intermediate Tax Free Funds, and the Delaware Minnesota High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                    Ernst & Young LLP


Philadelphia, Pennsylvania
October 4, 2004

DELAWARE INVESTMENTS FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                  NUMBER OF              OTHER
                                                                             PRINCIPAL        PORTFOLIOS IN FUND     DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)      COMPLEX OVERSEEN         HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING         BY TRUSTEE/DIRECTOR   TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS          OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)         Chairman and          4 Years -           Since August 2000,             77             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee              16 Years              Board Chairman -            94             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee             25 Years(3)           Private Investor             94       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   JOHN A. FRY                   Trustee(4)           3 Years                 President -               77           Director -
 2005 Market Street                                                    Franklin & Marshall College               Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                       Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee              11 Years        Founder/Managing Director -       94             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                  NUMBER OF              OTHER
                                                                             PRINCIPAL        PORTFOLIOS IN FUND     DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)      COMPLEX OVERSEEN         HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING         BY TRUSTEE/DIRECTOR   TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS          OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee              15 Years     Treasurer/Chief Fiscal Officer -      94        Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
      19103                                                                                                      Warhol Foundation

                                                                                                                    Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Trustee              10 Years               President/Chief             94         Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                    Director -
                                                                            and Consulting)                      CenterPoint Energy
  February 25, 1936                                                     (January 1993 - Present)
                                                                                                                    Director -
                                                                                                                Digital River, Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

   JANET L. YEOMANS              Trustee              5 Years           Vice President/Mergers &         94            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive           Executive        Mr. Hastings has served in          94            None(5)
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19,1949                              August 21, 2003

   RICHELLE S. MAESTRO   Executive Vice President,  Chief Legal      Ms. Maestro has served in           94            None(5)
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF       Senior Vice President     8 Years          Mr. Bishof has served in           94            None(5)
   2005 Market Street          and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                            Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies for each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                         CONTACT INFORMATION
WALTER P. BABICH                             JUDE T. DRISCOLL                            INVESTMENT MANAGER
Board Chairman                               Chairman                                    Delaware Management Company
Citadel Construction Corporation             Delaware Investments Family of Funds        Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                         INTERNATIONAL AFFILIATE
JOHN H. DURHAM                               JOSEPH H. HASTINGS                          Delaware International Advisers Ltd.
Private Investor                             Executive Vice President and                London, England
Gwynedd Valley, PA                           Chief Financial Officer
                                             Delaware Investments Family of Funds        NATIONAL DISTRIBUTOR
ANTHONY D. KNERR                             Philadelphia, PA                            Delaware Distributors, L.P.
Managing Director                                                                        Philadelphia, PA
Anthony Knerr & Associates                   RICHELLE S. MAESTRO
New York, NY                                 Executive Vice President,                   SHAREHOLDER SERVICING, DIVIDEND
                                             Chief Legal Officer and Secretary           DISBURSING AND TRANSFER AGENT
ANN R. LEVEN                                 Delaware Investments Family of Funds        Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer        Philadelphia, PA                            2005 Market Street
National Gallery of Art                                                                  Philadelphia, PA 19103-7094
Washington, DC                               MICHAEL P. BISHOF
                                             Senior Vice President and Treasurer         FOR SHAREHOLDERS
THOMAS F. MADISON                            Delaware Investments Family of Funds        800 523-1918
President and Chief Executive Officer        Philadelphia, PA
MLM Partners, Inc.                                                                       FOR SECURITIES DEALERS AND FINANCIAL
Minneapolis, MN                                                                          INSTITUTIONS REPRESENTATIVES ONLY
                                                                                         800 362-7500
JANET L. YEOMANS
Vice President/Mergers & Acquisitions                                                    WEB SITE
3M Corporation                                                                           www.delawareinvestments.com
St. Paul, MN

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(8920)                                                        Printed in the USA
AR-MNALL [9/04] IVES 10/04                                                 J9819

Item 2. Code of Ethics

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

      The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

      a. An understanding of generally accepted accounting principles and financial statements;

      b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

      c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

      d. An understanding of internal controls and procedures for financial reporting; and

      e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

      a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

      b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

      c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

      d. Other relevant experience.

      The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

      Ann R. Leven
      Thomas F. Madison
      Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

      (a) Audit fees.
          -----------

      The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $13,010 for the fiscal year ended August 31, 2004.

      The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,490 for the fiscal year ended August 31, 2003.

      (b) Audit-related fees.
          -------------------

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $37,575 for the Registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Funds.

--------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2003.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $39,600 for the Registrant's fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Funds.

      (c) Tax fees.
          ---------

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,750 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2004.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended August 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2003.

      (d) All other fees.
          ---------------

      The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004.

      The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2004.

      The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2003.

      The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended August 31, 2003.

      (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

      (f) Not applicable.

      (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $214,565 and $172,750 for the Registrant's fiscal years ended August 31, 2004 and August 31, 2003, respectively.

      (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

        Not applicable.

Item 6. Schedule of Investments

        Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

        Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

        Not applicable.

Item 10. Controls and Procedures

      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

      There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

     (a)   (1)  Code of Ethics

                Not applicable.

           (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

           (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

                Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR TAX FREE FUNDS


    Jude T. Driscoll
------------------------------
By: Jude T. Driscoll
Title: Chairman
Date: November 4, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


    Jude T. Driscoll
------------------------------
By: Jude T. Driscoll
Title: Chairman
Date: November 4, 2004


    Joseph H. Hastings
------------------------------
By: Joseph H. Hastings
Title: Chief Financial Officer
Date: November 4, 2004